William Blair & Company
30th Annual Growth Stock Conference

Terrance M. Marks, President and CEO
Frank G. Paci, EVP and CFO
June 17, 2010

Safe Harbor Statement
Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements. These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-
looking statements. Please refer to the company’s Annual Report on Form 10-
K and its other filings with the SEC for a discussion of significant risk factors applicable to the company. In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation. While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Leading Convenience Store Retailer Concentrated in the
Southeastern United States

_____________________
Note: Map is illustrative
1,642 Stores Located in Eleven Southeastern States as of June 15, 2010

Key Investment Highlights

Strong cash flow generation allows for investment to grow the business and to de-lever the balance sheet
■ Attractive sector consolidation potential
■ Strong cash flow generation
■ Investing in food service and information initiatives to drive growth

High Degree of Fragmentation Provides Continued
Consolidation Opportunities

More than 50% of the stores in key markets are single store operators
Florida
(7,280 stores)
North Carolina
(5,359 stores)
South Carolina
(2,905 stores)
Markets Fragmentation(1)(2)
(3,628 stores)
(2,482 stores)
Alabama
(3,704 stores)
(2) Pantry store counts as of June 15, 2010.
2-50 Store
Operators

Strong Track Record of Growth…

Merchandise Revenue
Fiscal Year
Retail Gas Gallons Sold
Fiscal Year
($ in mm)
(Gallons in mm)

…Substantial EBITDA Generation…

Gross Profit
Fiscal Year
Reported EBITDA
Fiscal Year
’04-’09
CAGR
13.7%
6.7%
($ in mm)
($ in mm)

…And Significant Operating Cash Flow

($ in mm)
Fiscal Year
Operating Cash Flow

Though Oil Price Changes Drive Volatility in Quarterly
Retail Gasoline Margins…

FY2006
FY2007
FY2008
FY2009

Source: Energy Information Administration. Data represents daily average futures contract price per barrel of light sweet crude (contract 1) and CPG is net of credit card fees and repairs and maintenance.
FY2010
¢
¢
¢
¢
¢
¢
¢
21.2¢
11.1¢
14.1¢
17.4¢
8.7¢
11.5¢
12.8¢
10.5¢
10.6¢
9.0¢
10.7¢
19.2¢
25.8¢
11.2¢
9.3¢
14.0¢
11.0¢
14.0¢
0
5
10
15
20
25
30
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
$0
$15
$30
$45
$60
$75
$90
$105
$120
$135
$150
CPG
OIL

… Annual CPG Tends to Remain Relatively Stable

Fiscal Year
_____________________
Note: Shaded area represents average historical CPG range and CPG is net of credit card fees and repairs and maintenance.
Annual Net CPG Margins Typically Range from 12.0¢ to 13.5¢
13.4¢
10.4¢
14.3¢
15.9¢
15.0¢
0¢
2¢
4¢
6¢
8¢
10¢
12¢
14¢
16¢
18¢
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Merchandise Margin is the Primary Contributor of Our
Gross Profit

Fiscal 2009 Gross Profit Mix
Fiscal 2009 Merchandise Sales Mix2
_____________________
(1) 2009 CPG (net of credit card fees and repairs and maintenance) was $0.150.
(2) Category sales mix estimates based on merchandise purchase and sales information.
(3) Includes Other Tobacco Products and Cigarettes.
Gas1
35%
Merchandise
65%
Tobacco products3
34.2%
Packaged
beverages
16.4%
Beer & wine
16.0%
Grocery
20.9%

Capturing the Food Service Opportunity

_____________________
(1) Pantry Food Service includes Fast Food Service, Self-Service Fast Foods and Beverages and is for FY2009.
(2) Industry Data is for Calendar Year 2008 and Industry source is NACS.
Industry2
Pantry1
Food Service Mix of Total Inside Sales
17%
9%

Key Initiative -Revitalizing Food Service Offering
Lunch
Breakfast
Snacks
Expansion Opportunities
■ Re-Image Stores
■ Day Part Focus
 } Breakfast, Lunch and Snacks
■ Fresh and Healthier Offerings

Coffee Relaunch Overview
“Fast - Friendly - Clean” Brand Stand
Product
Execution
Excellence
Customizable
Variety of
Offering
New Cups
Placement
Convenient
High visibility
Flow thru
Clean, Neat
Price
99¢ Value
89¢ Refills
Optimized Cup
Sizing
Promotion
Advertising to
Generate
Awareness &
Trial
Deal them in
Trade them up
Bring them back
People
Readiness
Hospitality
Associate
Brewing
Fundamentals
ITM Execution
Fresh Operating Platform
Service Optimized Merchandising
Bean Street Coffee Company™
Hot, Fresh, Convenient, Customizable

Branded
Fusion
Thermal
Cup
Specialty
Coffee
Condiments
Station
Opening Price Per
Unit
Hospitality
Associate
First Initiative - New Coffee Program
Brewed Coffee

“Fresh” Program

■ Expected to contribute 2-3 point s of merchandise growth in roll out stores
■ Expected to lift rollout store merchandise sales by 2-3%
■ Foods service margins are accretive
■ Builds foundation for Food Service Culture
■ Average investment per store projected $30-35K
■ Anticipate coordinating maintenance cap ex upgrades with “Fresh” upgrade
■ Expected to increase in annual capital spending by $10 million

■ Initial market rollout in Raleigh will be complete by mid July
■ Approximately 100 stores will receive complete “Fresh” Program by year end
 2010
■ Complete “Fresh” Program will be applied 25% of stores by year end 2011
Return
Investment
Roll Out Schedule

Key Systems Initiatives should provide improved performance

■ System objective is to be more efficient and effective in pricing gasoline
■ Every 1/10 of a cent gained is $2M in margin a year
■ Roll out will begin in Q4 and be completed by Q2 2011
■ Recently completed POS upgrade
■ Will provide more flexibility to do customer promotions
■ Will provide better market basket level data

■ Multi-stage project targeted to improve operating efficiency and customer service
■ Current stage focused on eliminating non-value added tasks
■ Pilot will be in Q4 with company wide launch in Q1 2011
KSS Gas Pricing
Point of Sale
Workforce
Management

Financial Flexibility

■ Meaningful liquidity
 } $179 million in cash-on-hand
 } $225 million revolver - $0 drawn, approximately $140 million available after LOCs
■ Long-term debt profile; earliest maturity is the convertible debt in
 November 2012
■ Covenant-light bank facility(1)
 } 6.25x Adj. Net Debt / EBITDAR Leverage - Currently 5.89x
 } 2.25x Interest Coverage - Currently 2.57x
_____________________
Note: Balance Sheet data as of March 25, 2010.
(1)  Per credit facility covenant calculations (8x rent methodology) for TTM as of March 25, 2010.

Key Investment Highlights

Strong cash flow generation allows for investment to grow the business and to de-lever the balance sheet
■ Leading market positions in attractive Southeastern markets
■ Significant scale advantages versus primary competitors
■ Attractive sector consolidation potential
■ Strong cash flow generation
■ Investing in food service and information initiatives to drive growth

Reconciliation of Non-GAAP Measures

Adjusted EBITDA & EBITDA Reconciled to Net Income

Reconciliation of Non-GAAP Measures

Adjusted EBITDA & EBITDA Reconciled to Cash Flows